SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 12, 2010

                         FIRST FEDERAL BANKSHARES, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                     0-25509                  42-1485449
     ------------------            ------------               -------------
(State or Other Jurisdiction)   (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)


423 Sixth Street, Suite 400, Sioux City, Iowa                    51101
---------------------------------------------                    -----
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (888) 859-5424
                                                     --------------

                                 Not Applicable
                               -----------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events
                  --------------

On February 12, 2010, the stockholders of First Federal Bankshares, Inc. (the "Company") approved the liquidation, dissolution and winding up of the Company pursuant to a Plan of Dissolution and Liquidation (the "Plan of Dissolution") at a Special Meeting of Stockholders. On February 15, 2010, the Company filed a Certificate of Dissolution with the Secretary of State of the State of Delaware. Transfers in the Company's common stock will not be processed after the close of the markets on February 15, 2010, except by will, intestate succession or operation of law. The Company has requested that trading of the Company's common stock on the Pink Sheets(R) under the symbol FFSX.PK cease as of the close of the markets on February 15, 2010. The Company intends to file a Form 15 withdrawing the registration of its common stock from registration with the Securities and Exchange Commission, and suspending its obligation to file periodic and other reports. Additional information regarding the Plan of Dissolution is available on its Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on November 17, 2009. The Company's plan of dissolution contemplates the satisfaction of or provision for its liabilities and the distribution of any remaining assets to stockholders. The timing of any distributions to stockholders cannot be determined at this time.

Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Not Applicable.

(d)  Exhibits:

     Exhibit 2 Plan of Dissolution and Liquidation (incorporated by reference from the Definitive Proxy Statement on Form 14A filed with the Commission on November 17, 2009).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             FIRST FEDERAL BANKSHARES, INC.



DATE: February 16, 2010                 By: /s/ Barry E. Backhaus
                                            ------------------------------------
                                            Barry E. Backhaus
                                            President, Chief Executive Officer
                                             and Interim Chief Financial Officer